UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California	94945
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HNNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 13, 2021, Hennessy Advisors, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc., as representative of the several underwriters named therein, with respect to the offering and sale (the “Offering”) of $35,000,000 aggregate principal amount of 4.875% Notes due 2026 (the “2026 Notes”). The Company has also granted the underwriters a 30-day option to purchase up to an additional $5,250,000 aggregate principal amount of the 2026 Notes to cover overallotments, if any. The Underwriting Agreement contains customary representations and warranties, covenants, and termination provisions, is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated by reference in this report.

The Offering was made pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-259750) filed with the Securities and Exchange Commission on September 23, 2021 and declared effective on October 13, 2021. The closing of the Offering is expected to occur on October 20, 2021, subject to customary closing conditions.

Item 8.01	Other Events

On October 13, 2021, the Company issued a press release announcing the pricing of the Offering.

A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 9.01.	Financial Statements and Exhibits

The exhibits listed in the exhibit index below are filed under Items 1.01 and 8.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated October 13, 2021, between the Company and Oppenheimer & Co. Inc., as representative of the several underwriters named therein.

99.1	Press release, dated October 13, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

October 14, 2021	By:	/s/ Teresa M. Nilsen
Teresa M. Nilsen
President and Chief Operating Officer